UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(D) of

the Securities Exchange Act of 1934

November 8, 2019
 Date of Report (Date of earliest event reported)
____________________

SUPPORT.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdictionof Incorporation)	000-30901 (Commission File Number)	94-3282005 (I.R.S. Employer Identification No.)

1521 Concord Pike (US 202), Suite 301 Wilmington, DE 19803 (Address of Principal Executive Offices)(Zip Code)

(650) 556-9440 (Registrant’s Telephone Number, Including Area Code) N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SPRT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.
Results of Operations and Financial Condition.

On November 8, 2019, Support.com, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the third quarter of 2019.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.
Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated November 8, 2019 (attached herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPPORT.COM, INC.

Date: November 8, 2019	/s/ Richard Bloom
Richard Bloom President and Chief Executive Officer

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